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                                                                    Exhibit 10.6

     THIS OPTION AND THE SHARES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES ACT OF ANY STATE OR OTHER JURISDICTION. NO SALE, OFFER TO SELL, OR OTHER TRANSFER OF THIS OPTION OR THE SHARES DESCRIBED HEREIN MAY BE MADE BY THE HOLDER OF THIS OPTION OR SUCH SHARES UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR UNLESS, IN THE OPINION OF COUNSEL TO THE COMPANY, THE PROPOSED DISPOSITION FALLS WITHIN A VALID EXEMPTION FROM THE REGISTRATION PROVISIONS OF THOSE ACTS.

                                OPTION AGREEMENT

     This OPTION AGREEMENT (this "Agreement") is made as of the First day of July, 1994, by and between ESSEX CORPORATION, a Virginia corporation having its principal office at 9150 Guilford Road, Columbia, Maryland 21046-1891 (the "Company"), and RUMSEY ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership, having its principal office at 100 West Pennsylvania Avenue, Towson, Maryland, 21204 ("Rumsey").

                              Explanatory Statement

     A. Pursuant to the terms of a Settlement Agreement dated of even date herewith the Company has agreed to grant to Rumsey an option to purchase shares of its capital stock on the terms set forth in this Agreement. This is the Option Agreement executed and delivered by the Company pursuant to the Settlement Agreement.

                                     Option

     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Rumsey agree as follows.

     1. Grant of Option. The Company hereby grants to Rumsey an option (the "Option") to purchase from the Company, in whole or in part, at an initial purchase price of $2.00 per share, at any time on or after the date hereof to and including December 31, 2004 (the "Final Exercise Date"), 125,000 shares of the Company's Common Stock, $0.10 par value, subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

     2. (a) Exercise of Option. The Option may be exercised by the holder hereof, in whole or in part, at any time and from time to time on or after December 1, 1994, (the "Commencement Date"), to and including the Final Exercise Date; provided, however, that

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Rumsey shall have no right to exercise an Option for less than 10,000 shares of the Company's stock at any one time unless (i) the Company otherwise agrees or
(ii) less than 10,000 shares then remain subject to option by Rumsey under this Agreement. The Option may be exercised by the holder hereof by (i) the delivery of a properly completed Subscription Form in the form attached hereto, to the principal office of the Company at 9150 Guilford Road, Columbia, Maryland 21046-1891 (or such other office or agency of the Company as it may designate by notice in writing to the holder hereof) and (ii) payment to the Company, by cash or by certified check or bank draft, of the Option Exercise Price for the Option Shares being purchased. The Company agrees that the Option Shares (including, without limitation, any fractional shares) so purchased shall be deemed to be issued to the holder hereof as the record owner of such Option Shares as of the close of business on the date on which the Subscription Form shall have been delivered to the Company and payment made for such Option Shares as aforesaid. Certificates for the Option Shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding five business days, after the Option shall have been so exercised. The Company represents and warrants to and agrees with the holder hereof and the holders of any and all Option Shares purchased pursuant to the exercise of the Option that each purchase of Option Shares upon exercise of the Option shall be free of, and there shall not exist, any and all preemptive, preferential or other rights, options, warrants or agreements of any nature giving any person the right to acquire from the Company any shares of capital stock of the Company, except to the extent expressly disclosed in this Agreement. Without limiting the generality of the foregoing, the Company agrees to issue any fractional shares of Common Stock with respect to which the Option is exercised by Rumsey in accordance with the terms hereof.

          (b) Expenses and Taxes on Exercise. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 2, except that, in case such stock certificates shall be registered in a name or names other than the name of Rumsey, funds sufficient to pay all stock transfer taxes, if any, which shall be payable upon the execution and delivery of such stock certificates shall be paid by Rumsey to the Company at the time of delivering the Subscription Form to the Company upon exercise.

     3. (a) Option and Option Shares Not Registered Presently. Rumsey, by acceptance hereof, represents and acknowledges that this Option and the Option Shares which may be purchased upon exercise of the Option are not being registered presently under the Securities Act of 1933 or under Maryland securities laws or pursuant to a valid exemption from such registration on the grounds that the issuance of this Option and the offering and sale of such Option Shares are exempt from registration under Section 4(2) of the Securities Act of 1933 as not involving any public offering and that the Company's reliance on such exemption is predicated in part on the representations made by the initial holder of this Option to and with the Company that such holder is acquiring this Option for investment for its own account, and with no intention of reselling or otherwise distributing the same. Neither this Option nor the Option Shares which may be purchased upon exercise of such Option may be transferred except pursuant to an effective registration statement under the Securities Act of 1933 or opinion of

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counsel reasonably satisfactory to the Company that such registration and qualifications are not required.

          (b) Transfer Restriction Legend. Each certificate for Option Shares initially issued upon exercise of the Option unless at the time of exercise such Option Shares are registered under the Securities Act of 1933, shall bear the following legend (and any additional legend required by any securities exchange upon which such Option Shares may, at the time of such exercise, be listed) on the face thereof:

          "The shares of stock represented hereby have not been registered pursuant to the Securities Act of 1933, as amended, or any state securities law. Neither these shares, nor any portion thereof or interest therein, may be sold, transferred or otherwise disposed of unless the same are registered with and qualified in accordance with said Act and any applicable state securities law, or in the opinion of counsel reasonably satisfactory to the Company such registration and qualification are not required."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless in the opinion of counsel reasonably satisfactory to the Company the securities represented thereby need no longer be subject to the restrictions contained in the legend.

     4. Additional Agreements of the Company. The Company agrees with the holders of this Option and any Option Shares purchased pursuant hereto that;

          (a) Character of Option Shares. All shares (including fractional shares) which may be issued upon the exercise of the rights represented by this Option, upon issuance, will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company will take from time to time all such action as may be requisite to ensure that the par value per share (if any) of the Common Stock is at all times equal to or less than the then effective Option Exercise Price per share of the Option Shares issuable pursuant to this Option;

          (b) Reservation of Shares. During the period within which the rights represented by this Option may be exercised, the Company will have at all times authorized, and reserved (free from preemptive rights) for the purpose of issue or transfer upon exercise of the Option, a sufficient number of shares of its Common Stock to provide for the exercise of the Option;

          (c) No Violations. The Company will take all such action as may be necessary to ensure that Option Shares may be so issued without violation of any applicable law

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or regulation, or of any requirements of any securities exchange upon which the
Common Stock of the Company may be listed;

          (d) Maintain Authorized Shares. The Company will not take any action which would result in any adjustment of the Option Exercise Price or the number of Option Shares purchasable upon exercise of the Option if the total number of Option Shares purchasable after such action upon full exercise of the Option, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and other warrants to purchase Common Stock and upon conversion of all Convertible Securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate or Articles of Incorporation, as then amended;

          (e) Actions in Avoidance; Non-Dilution. The Company will not, by amendment of its Certificate or Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Option and in taking all of such action as may be necessary or appropriate in order to protect the rights of the holders of this Option and any Option Shares purchased pursuant hereto; and

          (f) Financial Information. The Company will provide each Option holder with copies of all annual and quarterly financial statements regularly provided by the Company to banks or other financial institutions to which the Company may from time to time be indebted for borrowed money, promptly after the same are available, and in addition, promptly after requested, such other information concerning the Company as any Option holder may reasonably require (i) in order to comply with any law or governmental regulation, order of any court or order, inquiry or investigation of any governmental agency or instrumentality, or (ii) in order to exercise any right or privilege of such Option holder or to enforce any obligation of the Company under the Option or any agreement or instrument executed and delivered in connection therewith.

     5. (a) Anti-Dilution Provisions. The Option Exercise Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Option Exercise Price, Rumsey shall thereafter be entitled to purchase, at the Option Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Option Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Option Exercise Price resulting from such adjustment.

          (b) Adjustment of Option Exercise Price Upon Issue of Common Stock. If and whenever after the date hereof the Company shall issue or sell any Common Stock for a consideration per share less than the Market Price of the Common Stock immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Option Exercise Price

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shall be reduced (but not increased, except as otherwise specifically provided in Section 5(b)(C)), to the lower of the prices (calculated to the nearest one-ten thousandth of a cent) determined as follows:

          (1) by dividing (i) an amount equal to the sum of (A) the aggregate number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Option Exercise Price, and
     (B) the consideration, if any, received by the Company upon such issue or sale, by (ii) the aggregate number of shares of Common Stock outstanding immediately after such issue or sale; and

          (2) by multiplying the Option Exercise Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (i) the aggregate number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Market Price of the Common Stock immediately prior to such issue or sale plus (ii) the consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of (y) the aggregate number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by (z) the Market Price of the Common Stock immediately prior to such issue or sale.

     For purposes of this Section 5(b), the following Sections 5(b)(A) to 5(b)(H) inclusive, shall be applicable:

               (A) Issuance of Rights or Options. In case at any time on or after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any warrants or options for the purchase of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such rights or options or warrants or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon the exercise of such rights or options or warrants or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options or warrants, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options or warrants, or plus, in the case of such rights or options or warrants which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or warrants or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options or warrants) shall be less than the Market Price of the Common Stock determined as of the date of the granting of such rights or options, as the case may be, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or warrants or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such

                                        5

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rights or options or warrants shall be deemed to be outstanding as of the date of the granting of such rights or options or warrants and to have been issued for such price per share, with the effect on the Option Exercise Price specified in Section. Except as provided in Section 5(b)(C), no further adjustment of the Option Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or warrants or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               (B) Issuance of Convertible Securities. In any case at any time on or after the date hereof the Company shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the right to exchange or convert thereunder is immediately exercisable, and the price per share for which shares of Common Stock are issuable upon such conversion or exchange (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Market Price of the Common Stock determined as of the date of such issue or sale of Convertible Securities, as the case may be, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding as of the date of the issuance of such Convertible Securities and to have been issued for such price per share, with he effect on the Option Exercise Price specified in Section 5(b); provided, however, that (y) except as otherwise provided in Section 5(b)(C), no further adjustment of the Option Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (z) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option or warrant to purchase any such Convertible Securities for which adjustments of the Option Exercise Price have been or are to be made pursuant to the provisions of Section 5(b)(A), no further adjustment of the Option Exercise Price shall be made by reason of such issue or sale.

               (C) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any right or option or warrant referred to in Section 5(b)(A), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Sections 5(b)(A) or 5(b)(B), or the rate at which any Convertible Securities referred to in Sections 5(b)(A) or 5(b)(B) are convertible into or exchangeable for Common Stock shall change, the Option Exercise Price then in effect hereunder shall forthwith be readjusted (increased or decreased, as the case may be) to the Option Exercise Price which would have been in effect at such time had such rights, options, warrants or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such option or right or warrant referred to in Section 5(b)(A), or the termination of any such right to convert or exchange any such Convertible Securities referred to in Sections 5(b)(A) or 5(b)(B), the Option Exercise Price then

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in effect hereunder shall forthwith be readjusted (increased or decreased, as the case may be) to the Option Exercise Price which would have been in effect at the time of such expiration or termination had such right, option, warrant or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination never been granted, issued or sold, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such right, option or warrant referred to in
Section 5(b)(A) or the rate at which any Convertible Securities referred to in Sections 5(b)(A) or 5(b)(B) are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or warrant or upon conversion or exchange of any such Convertible Securities, the Option Exercise Price then in effect hereunder shall, if not already adjusted, forthwith be adjusted to such amount as would have obtained had such right, option, warrant or Convertible Securities never been issued as to such Common Stock and had adjustments been made upon the issuance of the Common Stock delivered as aforesaid, but only if as a result of such adjustment the Option Exercise Price then in effect hereunder is thereby reduced. With respect to any and all Convertible Securities outstanding on the date hereof, if the additional consideration, if any, payable upon the conversion or exchange of any such Convertible Securities or the rate at which any such Convertible Securities are convertible into or exchangeable for Common Stock in effect on the date hereof (the "Original Conversion Rate") shall change to an amount less than the Option Exercise Price then in effect hereunder (the "Adjusted Conversion Rate"), the Option Exercise Price then in effect hereunder shall forthwith be adjusted as follows: (i) the amount of the difference between the Option Exercise Price then in effect hereunder (after adjustment to the extent applicable for any event causing the change in the Original Conversion Rate) and the Adjusted Conversion Rate shall be multiplied by the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities,
(ii) the resulting product shall be divided by the Adjusted Conversion Rate, and
(iii) the resulting quotient shall be assumed to be a number of shares of Common Stock issued without consideration by the Company and the Option Exercise Price (after adjustment to the extent applicable for any event causing the change in the Original Conversion Rate) shall be adjusted for such assumed issuance as provided in Section 5(b).

               (D) Stock Dividends. In case at any time the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration with the effect on the Option Exercise Price specified in
Section 5(b).

               (E) Consideration for Stock. In case at any time Common Stock or Convertible Securities or any rights or options or warrants to purchase any Common Stock or Convertible Securities shall be issued or sold for cash, the consideration therefor shall be deemed to be the amount received by the Company thereof. In case at any time any Common Stock, Convertible Securities or any rights or options or warrants to purchase any such Common Stock

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or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined reasonably and in good faith by the Board of Directors of the Company. In case at any time any Common Stock or Convertible Securities or any rights or options or warrants to purchase any Common Stock or Convertible Securities shall be issued in connection with any merger, consolidation or share exchange in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may determine to be attributable to such Common Stock, Convertible Securities, rights or options or warrants, as the case may be. In case at any time any rights or options or warrants to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with the issue and sale of other securities of the company, together comprising one integral transaction in which no consideration is allocated to such rights or options or warrants by the parties thereto, such rights or options or warrants shall be deemed to have been issued without consideration.

               (F) Record Date. In the case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Stock or Convertible Securities deemed to have been issued or sold as a result of the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (G) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned directly by the Company in treasury, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of Section 5(b).

               (H) Definition of Market Price. The term "Market Price" shall mean, for any day, the highest of the prices determined as follows:

               (x) the last sale price per share for the Common Stock on the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if not so listed or admitted to trading on any securities exchange, the last sale price per share for the Common Stock on the National Association of Securities Dealers National Market System, or, if the Common Stock shall not be listed on such system, the closing bid price per share in the over-the-counter market, in each such case, unless otherwise provided herein, averaged over a period of 20 consecutive business days prior to the date as of which the determination is to be made; and

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               (y) the book value per share of the Common Stock, as determined in accordance with generally accepted accounting principles consistent with those then being applied, by independent certified public accountants of recognized national standing as of the last day of the month ending within 31 days preceding the date as of which the determination is to be made.

          (c) Payments to Holders in Connection With Dividends. In the event that the Company declares a dividend upon the Common Stock or any Convertible Securities (other than a dividend payable in shares of Common Stock or a cash dividend paid out of retained earnings), then the Option Exercise Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal to the amount of such dividend payable per share of Common Stock or Common Stock Equivalent (as hereinafter defined), in the case of a cash dividend, or by the fair value of such dividend per share of Common Stock or Common Stock Equivalent (as reasonably determined by the Board of Directors of the Company) in the case of any other dividend, such reduction to be effective on the date as of which a record is taken for purposes of such dividend, or if a record is not taken, the date as of which holders of record of Common Stock or any Convertible Securities entitled to such dividend are determined. For the purposes of this Section 5(c), "dividend" shall mean any distribution to the holders of Common Stock or any Convertible Securities as such. As used herein, the term "Common Stock Equivalent" shall mean with respect to a dividend upon any Convertible Securities the amount or fair value of such dividend per share of Convertible Securities divided by the number of shares of Common Stock into which each share of such Convertible Securities is then convertible into or exchangeable for, whether or not such right of conversion or exchange is then exercisable. In the event that the Company declares a dividend (other than a dividend payable in shares of Common Stock or a cash dividend paid out of retained earnings) on less than all of the Common Stock and Convertible Securities then outstanding, the amount by which the Option Exercise Price shall be reduced pursuant to this Section 5(c) shall be determined by dividing (i) the total amount of such dividend payable in the aggregate on all shares of Common Stock and/or Convertible Securities on which such dividend is declared, in the case of a cash dividend, or the total fair value of such dividend payable in the aggregate on all shares of Common Stock and/or Convertible Securities on which such dividend is declared, in the case of any other dividend, by (ii) the total number of shares of Common Stock outstanding on the record date for such dividend plus the total number of shares of Common Stock which all Convertible Securities outstanding on such record date are then convertible into or exchangeable for, whether or not such right of conversion or exchange is then exercisable.

          (d) Stock Splits. Stock Dividends and Reverse Splits. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, or shall declare a dividend upon the Common Stock or any other class or series of stock payable in Common Stock, the Option Exercise Price in effect immediately prior to such subdivision or dividend shall be proportionately reduced, and conversely, in the event that the outstanding shares of Common Stock shall at any time be combined into a smaller number of shares, the Option Exercise Price in effect immediately prior to such combination shall be proportionately increased. Upon each adjustment of the Option Exercise Price as

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

provided in this Section 5(d), Rumsey shall thereafter be entitled to purchase, at the Option Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Option Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Option Exercise Price resulting from such adjustment.

          (e) Reorganization and Asset Sales. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation, merger or share exchange of the Company with another corporation, or the sale, transfer or other disposition of all or substantially all of its assets to another person shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for their shares, then the following provisions shall apply:

               (i) As a condition of such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer or other disposition (except as otherwise provided below in this Section 5(e)), lawful and adequate provisions shall be made whereby Rumsey shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Agreement and in lieu of the Option Shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Option Shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer or other disposition not taken place, and in any such case appropriate provision reasonably satisfactory to Rumsey shall be made with respect to the rights and interests of Rumsey to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Option Exercise Price and of the number of Option Shares receivable upon the exercise) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of the Option.

               (ii) In the event of a merger, share exchange or consolidation of the Company with or into another corporation as a result of which a number of shares of common stock of the surviving corporation greater than the total number of shares of Common Stock of the Company outstanding immediately prior to such merger, share exchange or consolidation are issuable to holders of Common Stock of the company, then the number of Option Shares purchasable hereunder and the amount of the Option Exercise Price in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision of the outstanding shares of Common Stock of the Company.

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

               (iii) The Company shall not effect any such consolidation, merger, share exchange, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor or acquiring corporation (if other than the Company) resulting from such consolidation, share exchange or merger or the person purchasing or otherwise acquiring such assets shall have assumed by written instrument reasonably satisfactory to Rumsey, and executed and mailed or delivered to Rumsey care of Nottingham Investment Company, 100 West Pennsylvania Avenue, Towson, Maryland, 21204, the obligation to deliver to Rumsey such shares of stock, securities or assets as, in accordance with the foregoing provisions, Rumsey may be entitled to receive, and all other liabilities and obligations of the Company hereunder. Upon written request by Rumsey such successor or acquiring corporation will issue a new option agreement revised to reflect the modifications in this Agreement effected pursuant to this Section 5(e).

               (iv) If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger, share exchange or sale, transfer or other disposition of all or substantially all of the Company's assets with the person having made such offer or with any affiliate of such person, unless prior to the consummation of such consolidation, merger, share exchange, sale, transfer or other disposition Rumsey shall have been given a reasonable opportunity to then elect to receive upon the exercise of the Option either the stock, securities or assets then issuable with respect to the Common Stock of the Company or the stock, securities or assets, or the equivalent, issued to previous holders of Common Stock in accordance with such offer.

          (f) Notice of Adjustment. Whenever the Option Exercise Price or the number of Option Shares issuable upon the exercise of the Option shall be adjusted as herein provided, or the rights of Rumsey shall change by reason of other events specified herein, the Company shall compute the adjusted Option Exercise Price and the adjusted number of Option Shares in accordance with the provisions hereof and shall prepare a certificate signed by its chief executive officer or principal financial officer setting forth the adjusted Option Exercise Price and the adjusted number of Option Shares issuable upon the exercise of the Option or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based, and shall obtain an opinion of the Company's independent certified public accountants reasonably satisfactory to Rumsey as to the correctness of such adjustments and calculations and to the effect that such adjustments and calculations have been made in accordance with the terms hereof. The Company shall cause to be mailed to Rumsey copies of such officer's certificate and accountants' opinion together with a notice stating that the Option Exercise Price and the number of Option Shares purchasable upon exercise of the Option have been adjusted and setting forth the adjusted Option Exercise Price and the adjusted number of Option Shares purchasable upon the exercise of the Option. Notwithstanding the foregoing, a transaction or series of related transactions which would otherwise require adjustment of the Option Exercise Price by five percent (5%) or less shall not be deemed an event requiring any such adjustment hereunder.

          (g) Notifications to Rumsey. In case at any time the Company proposes:

               (i) to declare any cash dividend upon its Common Stock;

               (ii) to declare any dividend upon its Common Stock payable in stock or make any other dividend or other distribution to the holders of its Common Stock;

               (iii) to issue or grant to all holders of its Common Stock options, warrants or rights for the purchase of Common Stock or Convertible Securities;

               (iv) to offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

               (v) to effect any capital reorganization, or reclassification of the capital stock of the Company, or consolidation, merger or share exchange of the Company with another corporation, or sale, transfer or other disposition of all or substantially all of its assets; or

               (vi) to effect a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give Rumsey (A) at least 30 days (but not more than 90 days) prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, and (B) in the case of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days (but not more than 90 days) prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution, issuance, grant or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding-up, as the case may be.

          (h) Company to Prevent Dilution. If any event or condition occurs as to which other provisions of this Section 5 are not strictly applicable or if strictly applicable would not fairly protect the exercise or purchase rights of the Option as set forth in this Agreement in accordance with the essential intent and principles of such provisions, or which might materially and adversely affect the exercise or purchase rights of Rumsey under any provisions of this Agreement, then the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise and purchase rights as aforesaid, and any adjustment necessary with respect to the Option Exercise Price and the number of Option Shares purchasable hereunder so as to preserve the rights of Rumsey hereunder. In no event shall any such adjustment have the effect of increasing the Option Exercise Price as otherwise determined pursuant to this Section 5 except in the event of a combination of shares of the type contemplated by Section 5(d), and then in no event to an amount larger than the Option Exercise Price as adjusted pursuant to Section 5(d).

     7. Definitions. The terms defined in this Section, whenever used in this Agreement, shall have the respective meanings hereinafter specified:

               (a) "Common Stock" shall mean and include the Company's Common Stock, $0.10 par value, and shall also include, in case of any reorganization, reclassification, consolidation, merger, share exchange or sale, transfer or other disposition of assets of the character referred to in Section 5(e) hereof, the stock, securities or assets provided for in such Section.

               (b) "Option Exercise Price" shall mean the purchase price of $2.00 per Option Share payable upon exercise of the Option, subject to adjustment from time to time pursuant to the provisions hereof.

               (c) "Option Shares" shall mean the shares of Common Stock purchased or purchasable by Rumsey pursuant to this Agreement upon the exercise of the Option.

               (d) "outstanding" when used with reference to Common Stock shall mean (except as otherwise expressly provided herein) at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company.

               (e) "person" shall mean and include an individual, corporation, partnership, joint venture, association, trust, governmental authority or political subdivision.

               (f) "Securities Act" shall mean the Securities Act of 1933, as amended or any similar Federal statute, and the rules and regulations of the Commission, or any other Federal agency then administering such Securities Act, thereunder, all as the same shall be in effect at the time.

     8.   Registration Rights.

          (a) Piggyback Registration Rights. In the case of any proposed registration by the Company of shares of capital stock or other securities of the Company under the Securities Act of 1933 on any form (other than form S-8) that also would be eligible for use by Rumsey or its assignees in respect of the Option Shares, the Company will give at least 30 days prior written notice of the filing or proposed filing of a registration statement to Rumsey.

               (i) Rumsey shall have the right to elect within 20 days after receipt of such notice to include in such registration statement all or any part of the Option Shares, which election shall be made by notice to the Company within such 20-day period specifying the number of Option Shares that Rumsey desires to so include; provided that, in the case of an underwritten public offering, if the managing underwriter participating in the sale and distribution of the Company's securities covered by such registration statement advises the Company in good faith and in writing that inclusion of some or all of the Option Shares which Rumsey has requested be included in such registration statement would materially and adversely affect the marketing of the entire offering of securities, then Rumsey shall be entitled to include in the aggregate only such number of Option Shares (the "Permissible Shares") as such managing underwriter shall in good faith advise the Company in writing may be included without, in the opinion of the managing underwriter, materially and adversely affecting the marketing of the entire offering of securities. If the aggregate number of Option Shares that Rumsey shall have requested be included in such registration statement exceeds the number of Permissible Shares, then Rumsey, at its option, shall be entitled to include the Permissible Shares in the registration statement to be filed by the Company or may withdraw its election to include all or a portion of the Option Shares in such registration statement.

               (ii) The Company shall be obligated to afford Rumsey of the right to participate in each and every such registration taking place in accordance with the provisions of this Section 8 until (i) three (3) years from the date on which Rumsey last acquired any Option Shares or (ii) Rumsey no longer shall own, directly or indirectly, any Option Shares. Notwithstanding anything contained herein to the contrary, the Company agrees that it will not permit or agree to be included in any registration statement any shares of capital stock or other securities of the Company held by any person other than the Company until all outstanding Option Shares have been included in registration statements and sold, unless, in the case of each such registration, Rumsey first shall have been offered, and declined, the opportunity to include all of the Option Shares in a registration statement filed with and declared effective by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933.

          (b) Demand Registration Rights. The Company covenants and agrees that, commencing on the date hereof and for a period ending three years from the date that Rumsey or an assignee exercises an Option hereunder, upon receipt of a written request therefor from Rumsey or any assignee of Rumsey, the Company shall, with reasonable promptness, file a registration statement to register under the Securities Act of 1933 for sale to the public all or a portion of the Option Shares, and thereafter shall file such amendment or amendments as shall be necessary to cause the registration statement to be declared effective. Rumsey's rights under this Section 8(b) shall be exercised not more than two (2) times during the term of this Agreement unless the Company shall otherwise agree. Rumsey's rights under this Section 8(b) shall be exercised for not less than 50,000 Option Shares unless the Company shall otherwise agree.

     9. Company's Registration Obligations. If and whenever the Company is obligated by the provisions of this Agreement to effect the registration of any Option Shares under the Securities Act of 1933, the Company will, as promptly as reasonably practicable:

          (a) Prepare and file with the Commission a registration statement with respect to such Option Shares and cause such registration statement to become and remain effective for a period of at least 180 days.

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of the sale of all Option Shares covered thereby and the expiration of a period of 180 days after the date such registration statement became effective, and comply with the provisions of the Securities Act of 1933 with respect to the disposition of all rights to purchase securities covered by such registration statement; provided, however, that if maintaining the effectiveness of the registration statement would require the filing of a post-effective amendment including new financial statements (other than financial statements that the Company would be required to include in a Quarterly Report on Form 10-Q under Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) the Company may suspend the effectiveness of such registration statement, provided that the Company causes such registration statement to remain effective for a cumulative period of 180 days following the date on which such registration statement becomes effective.

          (c) Furnish to Rumsey or its assignees for whom the same are registered or are to be registered such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the

     Securities Act of 1933, and such other documents, as Rumsey or its assignees may reasonably request in order to facilitate the disposition of the Option Shares.

          (d) Register or qualify the Option Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as Rumsey or its assignees shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition of the Option Shares in such jurisdictions; provided; however, that the Company shall not be obligated, by reason thereof, to: (i) Register or qualify the Option Shares under the securities or Blue Sky laws of more than ten (10) states of the United States; (ii) Qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 9(b); (iii) Subject itself to taxation in any jurisdiction where it would not otherwise be required to subject itself to taxation but for this Section 9(d); or
     (iv) Consent to general service of process in any jurisdiction where it would not otherwise be required to consent to general service of process but for this Section 9(d).

          (e) Furnish to Rumsey or its assignees at the time of disposition an opinion of counsel for the Company acceptable to Rumsey or its assignees, to the effect that (i) a registration statement covering such securities has been filed with the Commission under the Securities Act of 1933 and has been made effective by order of the Commission, (ii) a prospectus complying as to form with the requirements of the Securities Act of 1933 is available for delivery, (iii) such registration statement and prospectus appear to be responsive in all material respects as to matters of form to the requirements of the Securities Act of 1933, and nothing has come to such counsel's attention which would cause it to believe that either the registration statement or the prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) no stop order has been issued by the Commission suspending the effectiveness of such registration statement and to the best of such counsel's knowledge, no proceedings for the issuance of such a stop order are threatened or contemplated by the Commission, and (v) the Option Shares have been registered or qualified under the securities or blue sky laws of each jurisdiction in which the Company has been advised by the representatives of the underwriters that they intend to sell such securities, if a firm offering, and each jurisdiction in which the Company shall be required to register or qualify the Option Shares pursuant to Section 9(d), and covering such other matters as such holders may reasonably request.

          (f) Notify Rumsey or its assignees, as the case may be, promptly after the Company shall receive notice that any registration statement, supplement or amendment has become effective, any registration statement is required to be amended or supplemented, or any stop order with respect thereto has been issued.

          (g) The inclusion of Option Shares in any such registration statement involving an underwritten public offering shall be upon the condition that, except as otherwise provided in this Agreement, Rumsey or its assignees shall have their Option Shares sold through the underwriters on the same terms and conditions as are applicable to the Company.

     9. Expenses of Registration. The costs and expenses (other than underwriting discounts or commissions) of all registrations and qualifications under the Securities Act of 1933 and applicable state securities or blue sky laws, and of all other actions, that the Company is required to take or effect pursuant to this Agreement shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, costs of special audits incidental to or required by any such registration, and fees and disbursements of counsel and independent public accountants for the Company); provided, however, that Rumsey or its assignees, as the case may be, shall pay the fees and disbursements of their respective legal counsel.

     10. Rumsey's Registration Obligations. In the event Rumsey or an assignee of Rumsey desires to include any Option Shares in any registration statement pursuant to this Agreement, Rumsey or such assignee shall:

          (a) cooperate with the Company in preparing such registration statement, and execute such agreements as may be reasonably necessary in favor of any underwriter selected by the Company; and

          (b) promptly supply the Company with all information, documents, representations and agreements as any managing underwriter may reasonably deem necessary in connection with the registration of such Option Shares.

     11. Indemnification. (a) In the event of any registration of any Option Shares pursuant to this Agreement, the Company will:

               (i) indemnify and hold harmless Rumsey and any assignee of Rumsey whose Option Shares are being so registered or offered, and each person, if any, who controls Rumsey or such assignee within the meaning of the Securities Act of 1933, against any losses, claims, damages, expense (including, without limitation, attorneys' fees and disbursements), or liabilities (or actions in respect thereof) under the Securities Act of 1933 or otherwise, which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus or final prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other violation of law with respect thereto, and

               (ii) reimburse Rumsey or such assignee and each such controlling person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action;

provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus or amendment or supplement thereto, in reliance upon and in conformity with written information furnished by Rumsey or such assignee, as the case may be, expressly for inclusion therein.

          (b) In the event of any registration of any Option Shares, Rumsey or the assignee of Rumsey whose Option Shares are included in the registration statement, as the case may be, shall:

               (i) indemnify and hold harmless the Company, each of its directors, each of its officers who have signed any such registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act of 1933, against any losses, claims, damages or liabilities (or actions in respect thereof) to which the Company or any such director, officer or controlling person may become subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages, expense (including, without limitation, attorney's fees and disbursements), or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement, preliminary prospectus, final prospectus, or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished by Rumsey or such assignee and accompanied by an express written consent that such information may be included therein, and

               (ii) reimburse any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action, but only in the circumstances and to the extent aforesaid;

provided, however, that in no event shall the aggregate liability of Rumsey and its assignees to all indemnified parties hereunder be greater in amount than the dollar amount of proceeds received by Rumsey and its assignees upon the sale of Option Shares giving rise to such indemnification obligations.

          (c) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under Section 11(a) or Section 11(b) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and Rumsey and its assignees on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Rumsey and its assignees on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or by Rumsey and its assignees on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 11(e), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Company and Rumsey (on behalf of itself and any assignee of Rumsey) agree that it would not be just and equitable if contribution pursuant to this Section 11(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 11(c), Rumsey and its assignees hereunder shall not be required to contribute in the aggregate any amount in excess of the amount by which the total price at the Option Shares sold by Rumsey and its assignees and distributed to the public exceeds the amount of any damages that Rumsey and its assignees otherwise have been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (d) Promptly after receipt by an indemnified party under this Section 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 11, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have under this Section 11 or otherwise.

          (e) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. In the event the indemnifying party gives notice to the indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof subsequent to the date of such notice other than reasonable costs of investigation.

     12. Agreements as to Underwriters. If the offering pursuant to any registration statement provided for under this Agreement is made through underwriters, the Company agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, and each person who controls such underwriters within the meaning of the Securities Act of 1933, to the same extent as provided in Section 11(a) with respect to the indemnification of Rumsey or its assignees.

     13. Rule 144 Covenants. So long as this Option and any Option Shares remain outstanding, the Company will file all reports required to be filed by it under the Securities Act of 1933 or the Exchange Act and the rules and regulations promulgated by the Commission thereunder (or, if it is not required to file such reports, it will make publicly available such information as will enable holders of Option Shares to sell any restricted shares of capital stock held by it without registration as described below in this Section 13, and will take such further action as each such holder may reasonably request, all to the extent required from time to time to enable such holder to sell restricted securities held by it without registration within the limitations of the exemptions provided by (i) Rule 144 promulgated under the Securities Act of 1933, as such rule may be amended from to time, or (ii) any similar rule or regulation hereafter promulgated by the Commission.

     14. Indemnity for Breaches. The Company agrees to indemnify and hold harmless Rumsey and any assignee of Rumsey hereunder at all times from and after the date of this Agreement, against and in respect of the following: (i) any losses, liabilities, costs, expenses or damages to Rumsey or any such assignee resulting from any breach of representation or warranty or nonfulfillment of any agreement or covenant on the part of the Company under this Agreement, and (ii) all suits, actions, proceedings, demands, assessments, judgments, costs, attorneys' fees and expenses incident to any of the foregoing.

     15. Transfer Books; No Rights as Stockholder; Survival of Rights. Subject to compliance with Section 3, this Option is transferable in whole or in part upon the books of the Company by the registered holder hereto in person or by duly authorized attorney, and a new Option agreement shall be made and delivered by the Company, of the same tenor and date as this Option but registered in the name of the transferee, upon surrender of this Option, duly endorsed, to the office or agency of the Company. All expenses, taxes (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of Option agreements pursuant to this Section 15 shall be paid by the Company. The Company will at no time close its transfer books against the transfer of this Option or any Option Shares in any manner which interferes with the timely exercise of this Option. This Option shall not entitle the holder hereof to any voting rights or any rights as a stockholder of the Company. This Option shall be binding upon, and inure to the benefit of, the heirs, personal representatives, successors and assigns of the Company, the holders of this Option and the holders of any and all Option Shares purchased pursuant to the exercise of the Option. The provisions of this Option and the agreements, representations, warranties, rights and obligations of the Company, of the holder of this Option and of any holder of Option Shares purchased upon exercise of the Option represented hereby shall survive the exercise, surrender and cancellation of this Option and shall remain in full force and effect after such exercise, surrender and cancellation and after the Final Exercise Date until the exercise of all rights provided for herein by the holders of the Option represented hereby and/or by the holders of the Option Shares purchased pursuant to the exercise of such Option, or the expiration of such rights in accordance with the terms hereof, and the full performance by the Company of all of its obligations hereunder.

     16. Equitable Relief. The parties agree that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

     17. Notices. All notices and other communications give to or made upon any party hereto in connection with this Agreement shall, except as otherwise expressly herein provided, be in writing and shall be sent by registered or certified mail or delivered by hand, addressed as follows:

          if to the Company, to:

               Essex Corporation
               9150 Guilford Road
               Columbia, MD 21046-1891
               Attn: Harry Letaw, Jr., Chairman and CEO

          If to Rumsey, to:

               Nottingham Investment Company
               100 West Pennsylvania Avenue
               Towson, Maryland 21204
               Attn: P. Douglas Dollenberg, President and CEO

or to such other address as any part shall specify in writing to the other party. All such notices and other communications shall be deemed given at the time received.

     18. Amendments. No change, modification or waiver of any terms or provisions of this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto.

     19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to the conflict of law principles thereof.

     20. Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and, in the case of Rumsey, its permitted assigns. The Company and Rumsey expressly agree that Rumsey shall be entitled to assign from time to time all or any part of its rights hereunder to any person or entity and all references in this Agreement to Rumsey shall be deemed to be to an assignee in case any assignment occurs hereunder. In the event that any party of this Agreement shall be held to be invalid or unenforceable, the remaining parts hereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable portion were not a part hereof.

     21. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     22. Rules of Construction. Whenever used herein, the singular number shall include the plural, or plural the singular and the use of the masculine, feminine or neuter gender shall include all genders. The terms "agree" and "agreements" contained herein are intended to include and mean "covenant" and "covenants." Whenever used herein, the word "or" is used in the inclusive rather than the exclusive sense. The headings in this Agreement are for convenience only and shall not limit or otherwise affect any of the provisions hereof.

                            [signature page follows]

     WITNESS WHEREOF, the parties hereto have executed this Agreement and affixed their corporate seals hereto as of the day and year first above written.

WITNESS:

                                      ESSEX CORPORATION
                                      a Virginia corporation


/s/ Illegible                         By: /s/ Harry Letaw, Jr.            (SEAL)
-----------------------------             --------------------------------
                                          Harry Letaw, Jr.
                                          Chairman and CEO

WITNESS:

                                      RUMSEY ASSOCIATES LIMITED PARTNERSHIP,
                                      a Maryland limited partnership, by its
                                      General Partner,

                                      NOTTINGHAM INVESTMENT COMPANY,
                                      a Maryland corporation


/s/ Illegible                         By: /s/ Richard R. Jones            (SEAL)
-----------------------------             --------------------------------
                                          Richard R. Jones, Vice President

                                   Assignment

                 To Be Executed in Order to Transfer the Option

     The Option and the Shares described therein have not been registered under the Securities Act of 1933, as amended, or under the securities act of any state or other jurisdiction. No sale, offer to sell, or other transfer of the Option or the Shares described therein may be made by the holder of the Option or such Shares unless pursuant to an effective Registration Statement, or unless, in the opinion of counsel to the Company, the proposed disposition falls within a valid exemption from the registration provisions of those acts.

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


                        ------------------------------
                                   (Name)


                        ------------------------------
                                 (Address)


                        ------------------------------

the right to purchase       shares of Common Stock, covered by the within Option
                      -----
Agreement, as said shares were constituted at the date of said Option, and does hereby irrevocably constitute and appoint
                                          -------------------------------------
Attorney to make such transfer on the books of the Company maintained for the purpose, with full power of substitution.


                                      -----------------------------------------
                                      Signature

Dated,              , 19  .
       -------------    --

In the presence of


-----------------------------

                                     NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Option Agreement in every particular, without alteration or enlargement or any change whatsoever.

                             Full Subscription Form

             To Be Executed in Order to Exercise in Full the Option

     The undersigned hereby exercises the right to purchase the shares of Common Stock covered by the Option Agreement, dated as of July , 1994, by and between
                                                        --
Essex Corporation and Rumsey Associates Limited Partnership, at the date of this
subscription and herewith makes payment of the sum of $         representing the
                                                       --------
Option Exercise Price of $         per share in effect at this date.
                          --------
Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

Dated,              , 19  .
       -------------    --


                                      Signature
                                                --------------------------------
                                      Address
                                              ----------------------------------

                                      ------------------------------------------

                                     NOTICE

     The Option and the Shares described therein have not been registered under the Securities Act of 1933, as amended, or under the securities act of any state or other jurisdiction. No sale, offer to sell, or other transfer of the Option or the Shares described therein may be made by the holder of the Option or such Shares unless pursuant to an effective Registration Statement, or unless, in the opinion of counsel to the Company, the proposed disposition falls within a valid exemption from the registration provisions of those acts.

                            Partial Subscription Form

             To Be Executed in Order to Exercise Option in Part Only

     The undersigned hereby exercises the right to purchase               shares
                                                            -------------
of the total of               shares of Common Stock covered by the Option
                -------------
Agreement at the date of this subscription and herewith makes payment of the sum
of $              representing the Option Exercise Price of $              per
    -------------                                            -------------
share in effect at this date. Certificates for such shares and a new Option of like tenor and date for the balance of the shares not subscribed for shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instruments, signed by the undersigned and accompanying this subscription.

The following paragraph need be completed only if the Option Exercise Price and number of shares of Common Stock specified in the within Option have been adjusted pursuant to Section 5 of the Option.

     The shares hereby subscribed for constitute               shares of Common
                                                 -------------
Stock resulting from adjustment of               shares of the total of
                                   -------------
              shares of Common Stock covered by the within Option, as said
-------------
shares were constituted at the date of the Option, leaving a balance of shares of Common Stock, as constituted at the date of the Option,
-------------
to be covered by the new Option.

Dated,              , 19  .
       -------------    --


                                      Signature
                                                --------------------------------
                                      Address
                                              ----------------------------------

                                      ------------------------------------------

                                     NOTICE

     The Option and the Shares described therein have not been registered under the Securities Act of 1933, as amended, or under the securities act of any state or other jurisdiction. No sale, offer to sell, or other transfer of the Option or the Shares described therein may be made by the holder of the Option or such Shares unless pursuant to an effective Registration Statement, or unless, in the opinion of counsel to the Company, the proposed disposition falls within a valid exemption from the registration provisions of those acts.